UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)	Identification No.)
16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

_______________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common shares, par value $0.10	TAT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Due to the outbreak of, and local, state, federal, and foreign governmental responses to, the coronavirus (“COVID‑19”) pandemic, TransAtlantic Petroleum, Ltd. (the “Company”) is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the “Quarterly Report”), originally due on May 15, 2020. The Company is relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934, as amended, Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies (Release No. 34-88465) (the “Order”). The Order allows a registrant to file certain reports required to be filed with the SEC up to 45 days after the original due date of such reports if a such registrant is unable to meet the original filing deadline for such reports due to circumstances related to COVID-19.

The Company’s business has experienced disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic, including, but not limited to, the limited availability of key Company personnel and professional advisors who are needed to prepare the Quarterly Report due in part to suggested and mandated social quarantining and work from home orders. This has, in turn, delayed the Company’s ability to prepare the Quarterly Report. The Company expects to file the Quarterly Report no later than June 29, 2020, which is 45 days after the original due date of May 15, 2020.

On March 25, 2020, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2019, which disclosed, and updated the Company’s risk factors to reflect, the impact of circumstances related to COVID-19 on the Company’s business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 14, 2020

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Tabitha T. Bailey
Tabitha T. Bailey
Vice President, General Counsel, and Corporate Secretary

3